                                                                  EXHIBIT 10.110

                            EQUIPMENT SCHEDULE NO. 2

This Equipment Schedule dated and effective as of August 14, 2000, is attached to and governed by the terms and provisions of the Master Lease Agreement Number 13050 dated November 18, 1999, (collectively, the "Lease") by and between Technology Integration Financial Services, Inc. ("Lessor") and ATC Healthcare Services, Inc. ("Lessee").

LESSEE -                   ADDRESS FOR LEGAL NOTICES          ADDRESS FOR INVOICING
--------                   -------------------------          ---------------------
                           C/O Staff Builders, Inc.           Attn: Ed Beck
                           ATTN: Allen Levy, CFO              2675 Paces Ferry Rd., Suite 220
                           1983 Marcus Avenue, Suite C-115    Atlanta, GA 30339
                           Lake Success, New York 11042

All the terms used herein which are defined in the Lease shall have the same meaning ascribed to them in the lease.

         1. The Equipment leased hereunder is as outlined on the attached "Schedule A".

            A) EQUIPMENT LOCATION: VARIOUS, SEE ATTACHED SCHEDULE A.

            B) LEASE TERMS:

                   INITIAL TERM:  2 YEARS (24 MONTHS)

                   EQUIPMENT COST:  $113,274.16

                   RENTAL RATE:   .04682 PER MONTH

                   RENTAL PAYMENT: $5,303.49 PER MONTH

                   (TOTAL RENTS ARE PAYABLE MONTHLY IN ADVANCE, PLUS APPLICABLE TAXES)

         2. The lease of the Equipment shall commence upon the Acceptance Date as indicated on the related Certificate of Acceptance (the "Lease Commencement Date") and shall continue until expiration of the number of payment periods, in the Initial Term, specified above, after the Rental Commencement Date, which shall be August 20, 2000. Lessee hereby authorizes Lessor to insert the Rental Commencement Date on this Equipment Schedule. Rent in the amount specified above, plus applicable taxes, shall be due on the Rental Commencement Date and on the same day of each and every consecutive payment period thereafter for the Initial Term. All Rent shall be due and payable to Lessor at such place as Lessor shall designate in writing. Additionally, Lessee shall pay, as Rent, daily interim rent on all Equipment subject to this Lease, due and payable in advance, for the period from and including each Lease Commencement Date to and including the day immediately preceding the Rental Commencement Date. The daily rent will be calculated on a 360 day year;

         3. Stipulated Loss Values are as set out on Exhibit I attached hereto and incorporated herein;

         4. Options. Notwithstanding anything contained in the Lease to the contrary, so long as no default shall have occurred and be continuing and all rental payments for the initial term have been paid, Lessee may, at Lessee's option, (i) purchase the Equipment leased pursuant to this Equipment Schedule on an "as is, where is" basis, without representation or warranty, express or implied, at the end of the Initial

Term at a price equal to the Fair Market Value thereof, plus applicable taxes, or (ii) extend the term of the Initial Term with respect to the Equipment leased pursuant to this Equipment Schedule for the Fair Market Rental, plus applicable taxes, and for a period of time mutually agreeable to Lessor and Lessee. "Fair Market Rental" shall be equal to the monthly rental which could be obtained in an arms-length transaction between an informed and willing lessee and an informed and willing lessor under no compulsion to lease. "Fair Market Value" shall be equal to the value which would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller under no compulsion to sell, and in such determination, costs of removal of the Equipment from its location of current use shall not be a deduction from such value. If Lessee and Lessor cannot agree on the Fair Market Value thereof, such value shall be determined by appraisal at the sole expense of Lessee. Appraisal shall be a procedure whereby two recognized independent appraisers, one chosen by Lessee and one by Lessor, shall mutually agree upon the amount in question. If the appraisers are unable to agree upon the amount in question, a third recognized independent appraisers' evaluation shall be binding and conclusive on Lessee and Lessor. This purchase or extension option as applicable shall only be available if Lessee gives Lessor ninety (90) days prior written notice of Lessee's irrevocable intent to exercise such option and Lessor and Lessee shall have agreed to all terms and conditions of such purchase or extension prior to the expiration date of the Initial Term.

         IN WITNESS WHEREOF, the parties hereto have caused this Equipment Schedule to be duly executed on the date set forth below by their authorized representatives.

                   THIS EQUIPMENT SCHEDULE CANNOT BE CANCELED

LESSOR:                                              LESSEE:

TECHNOLOGY INTEGRATION FINANCIAL SERVICES, INC.      ATC Healthcare Services, Inc.
1020 PETERSBURG ROAD                                 2675 PACES FERRY ROAD, SUITE 400
HEBRON, KY 41048                                     ATLANTA, GA 30339
606.586.4954


By:                                                  By: Alan Levy
   ----------------------------------------                     PLEASE PRINT
                PLEASE PRINT

Signature:                                           Signature:  /s/ Alan Levy
          ---------------------------------
Title:                                               Title:  Senior Vice President - CFO
      -------------------------------------
Date:                                                Date:  September 1, 2000
     --------------------

                            EQUIPMENT SCHEDULE NO. 3

This Equipment Schedule dated and effective as of August 14, 2000, is attached to and governed by the terms and provisions of the Master Lease Agreement Number 13050 dated November 18, 1999, (collectively, the "Lease") by and between Technology Integration Financial Services, Inc. ("Lessor") and ATC Healthcare Services, Inc. ("Lessee").

LESSEE -                   ADDRESS FOR LEGAL NOTICES          ADDRESS FOR INVOICING
--------                   -------------------------          ---------------------
                           C/O Staff Builders, Inc.           Attn: Ed Beck
                           ATTN: Allen Levy, CFO              2675 Paces Ferry Rd., Suite 220
                           1983 Marcus Avenue, Suite C-115    Atlanta, GA 30339
                           Lake Success, New York 11042

All the terms used herein which are defined in the Lease shall have the same meaning ascribed to them in the lease.

         1. The Equipment leased hereunder is as outlined on the attached "Schedule A".

            B) EQUIPMENT LOCATION: VARIOUS, SEE ATTACHED SCHEDULE A.

            B)  LEASE TERMS:

                   INITIAL TERM:  2 YEARS (24 MONTHS)

                   EQUIPMENT COST:  $265,794.00

                   RENTAL RATE:   .04682 PER MONTH

                   RENTAL PAYMENT: $12,444.48 PER MONTH

                   (TOTAL RENTS ARE PAYABLE MONTHLY IN ADVANCE, PLUS APPLICABLE TAXES)

         2. The lease of the Equipment shall commence upon the Acceptance Date as indicated on the related Certificate of Acceptance (the "Lease Commencement Date") and shall continue until expiration of the number of payment periods, in the Initial Term, specified above, after the Rental Commencement Date, which shall be August 20, 2000. Lessee hereby authorizes Lessor to insert the Rental Commencement Date on this Equipment Schedule. Rent in the amount specified above, plus applicable taxes, shall be due on the Rental Commencement Date and on the same day of each and every consecutive payment period thereafter for the Initial Term. All Rent shall be due and payable to Lessor at such place as Lessor shall designate in writing. Additionally, Lessee shall pay, as Rent, daily interim rent on all Equipment subject to this Lease, due and payable in advance, for the period from and including each Lease Commencement Date to and including the day immediately preceding the Rental Commencement Date. The daily rent will be calculated on a 360 day year;

         5. Stipulated Loss Values are as set out on Exhibit I attached hereto and incorporated herein;

         6. Options. Notwithstanding anything contained in the Lease to the contrary, so long as no default shall have occurred and be continuing and all rental payments for the initial term have been paid within the ten day grace period, Lessee may, at Lessee's option, (i) purchase the Equipment leased pursuant to this Equipment Schedule on an "as is, where is" basis, without representation or warranty, express or implied, at the end of the Initial Term at a price equal to the Fair Market Value thereof not to exceed 10% of the "Equipment Cost" as stated herein, plus applicable taxes, or (ii) extend the term of the Initial Term with respect to the Equipment leased pursuant to this Equipment Schedule for the Fair Market Rental, plus applicable taxes, and for a period of time mutually agreeable to Lessor and Lessee. "Fair Market Rental" shall be equal to the monthly rental which could be obtained in an arms-length transaction between an informed and willing lessee and an informed and willing lessor under no compulsion to lease. "Fair Market Value" shall be equal to the value which would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller under no compulsion to sell, and in such determination, costs of removal of the Equipment from its location of current use shall not be a deduction from such value. If Lessee and Lessor cannot agree on the Fair Market Value thereof, such value shall be determined by appraisal at the sole expense of Lessee. Appraisal shall be a procedure whereby two recognized independent appraisers, one chosen by Lessee and one by Lessor, shall mutually agree upon the amount in question. If the appraisers are unable to agree upon the amount in question, a third recognized independent appraisers' evaluation shall be binding and conclusive on Lessee and Lessor. This purchase or extension option as applicable shall only be available if Lessee gives Lessor ninety (90) days prior written notice of Lessee's irrevocable intent to exercise such option and Lessor and Lessee shall have agreed to all terms and conditions of such purchase or extension prior to the expiration date of the Initial Term.

         IN WITNESS WHEREOF, the parties hereto have caused this Equipment Schedule to be duly executed on the date set forth below by their authorized representatives.

                   THIS EQUIPMENT SCHEDULE CANNOT BE CANCELED

LESSOR:                                              LESSEE:

TECHNOLOGY INTEGRATION FINANCIAL SERVICES, INC.      ATC Healthcare Services, Inc.
1020 PETERSBURG ROAD                                 2675 PACES FERRY ROAD, SUITE 400
HEBRON, KY 41048                                     ATLANTA, GA 30339
606.586.4954

By:                                                  By:   Alan Levy
   ------------------------------------                         PLEASE PRINT
               PLEASE PRINT

Signature:                                           Signature:  /s/ Alan Levy
          -----------------------------
Title:                                               Title:  Senior Vice President - CFO
      ---------------------------------
Date:                                                Date:  September 1, 2000
     -------------------

                            CERTIFICATE OF ACCEPTANCE

                            EQUIPMENT SCHEDULE NO. 2
                                  PO # 13050-2

         In compliance with the terms, conditions and provisions of the Master Lease Agreement Number 13050 dated November 18, 1999, ("Lease") by and between the undersigned ATC Healthcare Services, Inc. ("Lessee") and Technology Integration Financial Services, Inc. ("Lessor"), Lessee hereby:

         (a) certifies and warrants that all Equipment described in the above-referenced Equipment Schedule (the "Equipment") is delivered, inspected and fully installed, and operational as of the Acceptance Date as indicated below;

         (b)      equipment total is $ 113,274.16;

         (c) accepts all of the Equipment for all purposes under the Lease and all attendant documents as of the dates of invoices on the attached list; ("Acceptance Dates");

         (d) restates and reaffirms, as of such Acceptance Dates, each of the representations, warranties and covenants heretofore given to Lessor in the Lease.

         (e) accepts interim rent through 8/19/00, totaling $5,097.34 plus tax



                                   Lessee:  ATC  HEALTHCARE SERVICES, INC.



                                   By:  Alan Levy
                                                  PLEASE PRINT

                                   Signature: /s/ Alan Levy

                                   Title:  Senior Vice President - CFO

(Version 1/99)

                            CERTIFICATE OF ACCEPTANCE

                            EQUIPMENT SCHEDULE NO. 3
                                  PO # 13050-3

         In compliance with the terms, conditions and provisions of the Master Lease Agreement Number 13050 dated November 18, 1999, ("Lease") by and between the undersigned ATC Healthcare Services, Inc. ("Lessee") and Technology Integration Financial Services, Inc. ("Lessor"), Lessee hereby:

         (a) certifies and warrants that all Equipment described in the above-referenced Equipment Schedule (the "Equipment") is delivered, inspected and fully installed, and operational as of the Acceptance Date as indicated below;

         (c)      equipment total is $ 265,794.00;

         (c) accepts all of the Equipment for all purposes under the Lease and all attendant documents as of the dates of invoices on the attached list; ("Acceptance Dates");

         (d) restates and reaffirms, as of such Acceptance Dates, each of the representations, warranties and covenants heretofore given to Lessor in the Lease.

         (e) accepts interim rent through 8/19/00, totaling $11,960.73 plus tax



                                   Lessee:  ATC  HEALTHCARE SERVICES, INC.



                                   By:  Alan Levy
                                                  PLEASE PRINT

                                   Signature: /s/ Alan Levy

                                   Title:  Senior Vice President - CFO

                                   "EXHIBIT 1"

                 STIPULATED LOSS OF VALUE SCHEDULE FOR 24 MONTHS

The Stipulated Loss Value for the Equipment (or any item thereof) shall be determined by multiplying Invoice Cost (as set forth in the Equipment Schedule) by the percentage amount shown below which corresponds with the month (s) during the Initial Term in which the termination is to be made:


        MONTH OF               PERCENTAGE                     MONTH OF               PERCENTAGE
      INITIAL TERM               AMOUNT                     INITIAL TERM               AMOUNT
      ------------             ----------                   ------------             ----------
            1                    125.00                          13                     75.92
            2                    120.91                          14                     71.83
            3                    116.82                          15                     69.11
            4                    112.73                          16                     66.74
            5                    108.64                          17                     63.65
            6                    104.55                          18                     59.56
            7                    100.46                          19                     55.47
            8                     96.37                          20                     51.38
            9                     92.28                          21                     47.29
           10                     88.19                          22                     43.20
           11                     84.10                          23                     39.11
           12                     80.01                          24                     35.00


Upon expiration of the Renewal Term, and until the Equipment is delivered to Lessor, the Stipulated Loss Value of any item of Equipment shall be 35.00% of the Invoice Cost.



                            Lessee (initial) ________

                            Lessor (initial) ________